UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2009

Universal Travel Group
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51516 (Commission File Number)	90-0296536 (I.R.S. Employer Identification No.)

Shennan Road, Hualian Center, Room 301 - 309 Shenzhen, People’s Republic of China (Address of principal executive offices) (zip code)

86 755 836 68489 (Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 17, 2009, we appointed a new Chief Financial Officer, Jing XIE, pursuant to an employment agreement dated February 17, 2009 and the appointment was effective that date.

Mr. Xie, 28, has been serving as our director and Secretary since December 29, 2006.  From March 2005 to December 29, 2006, he served as a Deputy General Manager of Shenzhen Yu Zhi Lu Aviation Service Company Limited. Mr. Xie is a Doctor of Business Administration from People's University of China; and he graduated from Economics & Business Faculty, University of Sydney, located in Sydney, Australia, with a Bachelor of Commerce degree, major in Accounting and E-Commerce in 2005. Mr.Xie is also a member of Association of Credited Chartered Accountants.

There is no family relationship between Mr. Xie and any of our other officers and directors. Besides Universal Travel Group, Mr. Xie is not a director of any company. Except for the employment agreement described below, Mr. Xie has not had any transaction with us since the beginning of our last fiscal year.

Mr. Xie’s compensation as our Chief Financial Officer is set forth in an employment agreement between Mr. Xie and us dated  February 17, 2009.  Under that agreement, Mr. Xie is to receive compensation consisting of the following: (i) an  annual salary of $30,000, (ii) eligibility to receive bonus compensation and stock options or other equity-based incentives as the discretion of the compensation committee of the Board of Directors, and (iii) medical and dental insurance, (iv)social insurance.

Item8.01.	Other Events

On  February 17, 2009, the Company issued a press release annexed hereto as Exhibit 99.1 hereto.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 17, 2009, issued by Universal Travel Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2009	UNIVERSAL TRAVEL GROUP

By: /s/ Jiangping Jiang
Jiangping Jiang
Chairwoman and Chief Executive Officer